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                                                                 Exhibit (23)(f)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-76347) and Form S-3 (No. 333-120611) of Consumers Energy Company of our report dated February 16, 2007 relating to the financial statements of Midland Cogeneration Venture L.P., which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Detroit, Michigan
February 19, 2007